UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2026

WORLD OMNI AUTO RECEIVABLES TRUST 2026-C

(Issuing Entity with respect to Securities)

(Central Index Key Number: 0002146760)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

(Central Index Key Number: 0001004150)

WORLD OMNI AUTO RECEIVABLES LLC

(Depositor with respect to Securities)

(Central Index Key Number: 0001083199)

Delaware	333-283578-08	52-2184798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(Registrant’s IRS Employer Identification No.)

250 Jim Moran Boulevard

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On August 18, 2026, World Omni Financial Corp. (“World Omni”) and World Omni Auto Receivables LLC (the “Depositor”) entered into an Underwriting Agreement with TD Securities (USA) LLC, Truist Securities, Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, on behalf of themselves and as representatives of the several underwriters (collectively, the “Underwriters”), whereby each of the Underwriters has severally agreed to purchase $1,011,080,000 aggregate principal balance of various classes of Asset-Backed Notes to be issued by World Omni Auto Receivables Trust 2026-C (the “Issuing Entity”), a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of July 16, 2026, as will be amended and restated by the Trust Agreement, to be dated as of August 26, 2026, each by and between the Depositor and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”). The Underwriting Agreement provides that the obligations of the Underwriters are subject to specified conditions precedent and that the Underwriters will purchase all the Notes (as defined below) if any of the Notes are purchased. World Omni and the Depositor have agreed to indemnify the Underwriters against some liabilities, including civil liabilities under the Securities Act, or contribute to payments which the Underwriters may be required to make in respect of some liabilities, including civil liabilities under the Securities Act.

The sale of the Notes has been registered pursuant to the Securities Act of 1933 (as amended, the “Securities Act”) under a Registration Statement on Form SF-3 (Commission File No. 333-283578) filed on December 4, 2024 and as amended by Pre-Effective Amendment No. 1 on January 13, 2025. It is anticipated that the Notes will be issued on or about August 26, 2026 (the “Issuance Date”).

The Underwriting Agreement is filed as an exhibit hereto.

Item 8.01.	Other Events.

The registrant has filed a final prospectus, dated August 18, 2026, setting forth a description of the collateral pool and the structure of $206,000,000 aggregate principal amount of the Class A-1 Asset-Backed Notes (the “Class A-1 Notes”), $286,000,000 aggregate principal amount of the Class A-2a Asset-Backed Notes (the “Class A-2a Notes”), $75,000,000 aggregate principal amount of the Class A-2b Asset-Backed Notes (the “Class A-2b Notes” and, together with the Class A-2a Notes, the “Class A-2 Notes”), $329,000,000 aggregate principal amount of the Class A-3 Asset-Backed Notes (the “Class A-3 Notes”), $69,580,000 aggregate principal amount of the Class A-4 Asset-Backed Notes (the “Class A-4 Notes”), $30,330,000 aggregate principal amount of the Class B Asset-Backed Notes (the “Class B Notes”) and $15,170,000 aggregate principal amount of the Class C Asset-Backed Notes (the “Class C Notes” and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes, the “Notes”) to be issued by the Issuing Entity. The Notes are being offered publicly for sale.

On the Issuance Date, the Depositor will enter into an amended and restated Trust Agreement, in substantially the form of which is filed as an exhibit hereto, with the Owner Trustee, relating to the Issuing Entity. On the Issuance Date, World Omni and the Depositor will enter into a Receivables Purchase Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which specified motor vehicle retail installment sale contracts and related property will be sold by World Omni to the Depositor. On the Issuance Date, the Issuing Entity, the Depositor, World Omni, as servicer (the “Servicer”), and U.S. Bank National Association, as account bank (the “Account Bank”), will enter into a Sale and Servicing Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property will be transferred by the Depositor to the Issuing Entity, and the Issuing Entity will engage World Omni to service those assets. On the Issuance Date, the Issuing Entity will issue to the Depositor the Notes pursuant to an Indenture, in substantially the form of which is filed as an exhibit hereto, to be entered into by and among the Issuing Entity, U.S. Bank Trust Company, National Association, as indenture trustee (the “Indenture Trustee”), and the Account Bank. On the Issuance Date, the Issuing Entity, the Indenture Trustee, the Depositor and World Omni, as administrator (the “Administrator”), will enter into an Administration Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which the Administrator agrees to perform certain duties and obligations of the Issuing Entity and the Owner Trustee under the transaction documents. On the Issuance Date, the Issuing Entity, the Servicer, the Administrator, and Clayton Fixed Income Services LLC, as asset representations reviewer (the “Asset Representations Reviewer”), will enter into an Asset Representations Review Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which the Asset Representations Reviewer will agree to perform, upon satisfaction of certain trigger events, reviews of certain receivables for compliance with the representations and warranties made by World Omni about such receivables.

Legal opinions and a consent of Mayer Brown LLP are attached as Exhibit 5.1 and Exhibit 8.1.

In connection with the offering of the Notes, the chief executive officer of the Registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

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Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of August 18, 2026, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and TD Securities (USA) LLC, Truist Securities, Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Sale and Servicing Agreement, to be dated as of August 26, 2026, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, World Omni Auto Receivables Trust 2026-C, as issuing entity, and U.S. Bank National Association, as account bank.

4.2	Indenture, to be dated as of August 26, 2026, by and among World Omni Auto Receivables Trust 2026-C, as issuing entity, U.S. Bank Trust Company, National Association, as indenture trustee, and U.S. Bank National Association, as account bank.

4.3	Trust Agreement, to be dated as of August 26, 2026, by and between World Omni Auto Receivables LLC, as depositor, and Wilmington Trust, National Association, as owner trustee.

5.1	Opinion of Mayer Brown LLP, dated as of August 20, 2026, with respect to enforceability of securities.

8.1	Opinion of Mayer Brown LLP, dated as of August 20, 2026, with respect to U.S. federal tax matters.

23.1	Consent of Mayer Brown LLP (included as part of Exhibit 5.1 and Exhibit 8.1).

36.1	Depositor CEO Certification.

99.1	Receivables Purchase Agreement, to be dated as of August 26, 2026, by and between World Omni Financial Corp., as seller, and World Omni Auto Receivables LLC, as purchaser.

99.2	Administration Agreement, to be dated as of August 26, 2026, by and among World Omni Financial Corp., as administrator, World Omni Auto Receivables Trust 2026-C, as issuing entity, World Omni Auto Receivables LLC, as depositor, and U.S. Bank Trust Company, National Association, as indenture trustee.

99.3	Asset Representations Review Agreement, to be dated as of August 26, 2026, by and among World Omni Auto Receivables Trust 2026-C, as issuing entity, World Omni Financial Corp., as servicer and administrator, and Clayton Fixed Income Services LLC, as asset representations reviewer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Omni Auto Receivables LLC
(Depositor)

Dated: August 20, 2026	By:	/s/ Claude S. Simon
	Name:	Claude S. Simon
	Title:	Assistant Treasurer

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